EXHIBIT 5.2

                                                                MARK ALAN SIEGEL
                                                     Attorney & Counselor at Law

                                  May 12, 2004

Board of Directors
Dialog Group, Inc.
Twelfth Floor
257 Park Avenue South
New York, NY 10010

      Re: Registration Statement on Form S-8

Gentlemen:

      I hereby consent to the continued use of my opinion in the Registration Statement.

                                                     Very truly yours,

                                                        /s/  Mark Alan Siegel
                                                     --------------------------
                                                           Mark Alan Siegel














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